UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 16, 2014

                               GLOBAL GREEN, INC.
                              ---------------------
             (Exact name of Registrant as specified in its charter)

             Florida                   333-174853               20-1515998
 ----------------------------   ------------------------   ---------------------
 (State or other jurisdiction   (Commission File Number)   (IRS Employer Ident
     of incorporation)                                      -ification No.)

             2820 Remington Green Circle, Tallahassee, Florida 32308
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (850) 597-7906
        -----------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                   SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

         On October 23, 2014, the Company filed a petition to appeal the SEC's suspension of trading. The appeal was dismissed by the Securities and Exchange Commission on December 16, 2014. As a result, the Company intends to appeal the trading suspension in the Court of Appeals.














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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                GLOBAL GREEN, INC.


                                By: /s/ Dr. Mehran P. Ghazvini, DC
                                    --------------------------------------------
                                    Dr. Mehran P. Ghazvini, DC
                                    President and Chief Executive Officer
                                    and Chief Financial Officer



Date: January 9, 2015